UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2011

Commission file number 1-32953

ATLAS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	43-2094238
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1550 Coraopolis Heights Road, Moon Township, Pennsylvania 15108

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 262-2830

Atlas Pipeline Holdings, L.P.

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 22, 2011, Atlas Energy, L.P. issued an earnings release announcing its financial results for the fourth quarter and full year of 2010. A copy of the earnings release is included as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1        Press Release dated February 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Energy, L.P.

February 22, 2011	By:	/s/ Robert W. Karlovich III
Robert W. Karlovich III
Chief Accounting Officer of the General Partner

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